EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 5, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“EQ Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to EQ Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at EQ Trust’s website at www.equitable-funds.com.

Information regarding the proposed reorganizations of certain Portfolios of EQ Trust into other Portfolios of EQ Trust or EQ Premier VIP Trust (‘VIP Trust”) was previously provided in a Supplement dated June 21, 2022. The purpose of this Supplement is to provide you with certain updated information regarding the proposed reorganizations.

Updated Information Regarding Proposed Reorganizations: Shareholder Meeting Date Change

At a meeting held on June 15-16, 2022, the Board of Trustees of EQ Trust approved a form of Plan of Reorganization and Termination and a form of Agreement and Plan of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), which provide for the reorganizations of certain Portfolios of EQ Trust into other Portfolios of EQ Trust or VIP Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio

1290 VT Low Volatility Global Equity Portfolio	EQ/Common Stock Index Portfolio*

EQ/Franklin Growth Allocation Portfolio	EQ/JPMorgan Growth Allocation Portfolio*

EQ/First Trust Moderate Growth Allocation Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio*

EQ/AXA Investment Managers Moderate Allocation Portfolio	1290 VT Moderate Growth Allocation Portfolio*

EQ/Invesco International Growth Portfolio	EQ/MFS International Growth Portfolio*

EQ/Franklin Strategic Income Portfolio	EQ/Core Plus Bond Portfolio**

(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)
*	A series of EQ Trust
**	A series of VIP Trust

Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio.

At a meeting held on August 1, 2022, the Board of Trustees of EQ Trust changed the date of the special meeting of the shareholders of the Acquired Portfolios to September 28, 2022.

Shareholders of record of the Acquired Portfolios as of June 30, 2022, will be entitled to vote at such meeting. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place in early November 2022.

Additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses, and investment sub-advisers, if any, of the Acquiring Portfolios), the terms of the Reorganization Plans and the factors the Board of Trustees considered in deciding to approve the Reorganization Plans will be sent to shareholders of the Acquired Portfolios as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.